CLECO CORPORATION	EXHIBIT 32.2

Cleco Corporation
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cleco Corporation (the “Company”) on Form 10-K/A (Amendment No. 2) for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kathleen F. Nolen, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 26, 2007
/s/ Kathleen F. Nolen
Kathleen F. Nolen Senior Vice President, Chief Financial Officer and Treasurer